Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2013
Fair Value of Financial Instruments

Note 3. Fair Value of Financial Instruments

The Company carries certain financial assets consisting of money market funds and certificates of deposit at fair value on a recurring basis. Fair value is based on the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1:	Observable inputs which include unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2:

Observable inputs other than Level 1 inputs, such as quoted prices for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability.

Level 3:

Unobservable inputs that are supported by little or no market activity and that are based on management’s assumptions, including fair value measurements determined by using pricing models, discounted cash flow methodologies or similar valuation techniques.

The fair value of assets carried at fair value was determined using the following inputs (in thousands):

	Balance at December 31, 2013	(Level 1)	(Level 2)	(Level 3)
Cash equivalents:
Money market funds	$81,817	$72,717	$9,000	$—
Other assets:
Certificates of deposit	$630	$—	$630	$—

	Balance at December 31, 2012	(Level 1)	(Level 2)	(Level 3)
Cash equivalents:
Money market funds	$34,265	$34,265	$—	$—
Other assets:
Certificates of deposit	$500	$—	$500	$—

During 2012, the Company issued TriplePoint Capital, LLC (“TriplePoint”) preferred stock warrants in connection with a debt agreement that were recorded as a liability at issuance and carried at fair value for a portion of the year prior to reclassification to stockholders’ equity. The fair value of the warrants at the issuance date was $454,000 and $473,000 on the date of reclassification. The fair value of preferred stock warrants was determined by the Black-Scholes-Merton option pricing model, which is a technique using level 3 inputs, based on the assumptions in Note 6.

In June 2013 and August 2013, the Company issued TriplePoint preferred stock warrants in connection with debt agreements that were recorded as liabilities at issuance and were carried at fair value for a portion of the year prior to reclassification to stockholders’ equity. The fair value of the warrants at the issuance dates in June 2013 and August 2013 were $265,000 and $495,000, respectively. The fair value of the June 2013 and August 2013 warrants at the date of reclassification were $320,000 and $500,000, respectively. The fair value of preferred stock warrants was determined by the Black-Scholes-Merton option pricing model which is a technique using level 3 inputs which are detailed in Note 6.

The Company’s other financial instruments, including accounts receivable, accounts payable and other current liabilities, are carried at cost which approximates fair value due to the relatively short maturity of those instruments. Based on borrowing rates available to the Company for loans with similar terms and considering the Company’s credit risks, the carrying value of debt approximates fair value.